Company at a Glance

Tortoise Energy Capital Corp. is a closed-end investment company investing primarily in equity securities of publicly-traded Master Limited Partnerships (MLPs) operating energy infrastructure assets.

Investment Goals: Yield, Growth and Quality

We seek a high level of total return with an emphasis on current distributions paid to stockholders.

In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.

We seek to achieve distribution growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth generally leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to us. We also seek distribution growth through capital market strategies involving timely debt and equity offerings by Tortoise Capital that are typically invested in MLP issuer direct placements.

We seek to achieve quality by investing in companies operating energy infrastructure assets that are critical to the U.S. economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise Capital, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.

About Energy Infrastructure Master Limited Partnerships

MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), NYSE Alternext US and NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 70 MLPs in the market, mostly in industries related to energy and natural resources.

Tortoise Capital invests primarily in MLPs and their affiliates in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users. Our investments are primarily in mid-stream (mostly pipeline) operations, which typically produce steady cash flows with less exposure to commodity prices than many alternative investments in the broader energy industry. With the growth potential of this sector along with our disciplined investment approach, we endeavor to generate a predictable and increasing distribution stream for our investors.

A Tortoise Capital Investment Versus a Direct Investment in MLPs

Tortoise Capital provides its stockholders an alternative to investing directly in MLPs and their affiliates. A direct MLP investment potentially offers an attractive distribution with a significant portion treated as return of capital, and a historically low correlation to returns on stocks and bonds. However, the tax characteristics of a direct MLP investment are generally undesirable for tax-exempt investors such as retirement plans. Tortoise Capital is structured as a C Corporation — accruing federal and state income taxes, based on taxable earnings and profits. Because of this innovative structure, pioneered by Tortoise Capital Advisors, institutions and retirement accounts are able to join individual stockholders as investors in MLPs.

Additional features of Tortoise Capital include:

  One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings for individual partnership investments;

  A professional management team, with nearly 100 years combined investment experience, to select and manage the portfolio on your behalf;

  The ability to access investment grade credit markets to enhance stockholder return; and

  Access to direct placements and other investments not available through the public markets.

Allocation of Portfolio Assets
February 28, 2009 (Unaudited)

March 31, 2009

DEAR FELLOW STOCKHOLDERS,

The first quarter of 2009 reflected mixed results for MLPs as the sector continued to manage through a global economic recession. MLP values began to recover from significant sales by hedge funds that were forced to reduce leverage in 2008. Despite the hard hit economy, we expect modest distribution growth in 2009 from energy infrastructure MLPs that operate real assets which are critical to the functioning of the North American economy.

Master Limited Partnership Investment Overview and Outlook

The broad MLP market has not been immune to the declining economy. In January 2008 the MLP market capitalization was approximately $130 billion and by February 2009 the market cap declined to approximately $94 billion.(1) The Wachovia MLP Total Return Index reflected a total return of 6.1 percent for the quarter ended Feb. 28, 2009, and -32.0 percent for the prior quarter ending Nov. 30, 2008. For the fourth quarter ended Dec. 30, 2008, MLP companies announced varied distribution results. While 61 of 70 MLP companies either maintained or raised their distributions over the prior quarter, nine companies reduced their distributions.

Approximately 80 percent of our assets are anchored by interstate pipeline companies and approximately 10 percent in gathering and processing companies. During the first quarter of 2009, long-haul pipeline company fundamentals remained intact, while gas gathering and processing company margins were impacted by pressure from falling commodity prices and higher service costs. While we are in a period of economic contraction, we expect long-term distribution growth to approximate economic and population growth. The Energy Information Agency’s revised forecast is for end-user domestic demand for energy to grow by 0.50 percent annually. We believe large capitalization long-haul pipeline companies with moderate leverage are capable of delivering the best performance on a risk-adjusted basis. Gathering and processing portfolio companies with strategic operational assets, sufficient interest and distribution coverage, strong hedging programs and limited liquidity needs are expected to show improved performance. With primary infrastructure projects satisfactorily built out for the foreseeable future, we believe many planned growth projects will be delayed as companies elect to retain cash and wait for access to the capital market to improve. We also expect depressed market prices will result in increased acquisition activity.

Performance Review

For the quarter ended Feb. 28, 2009, our total return based on market value, including the reinvestment of distributions, was 46.7 percent as compared to a total return of -54.4 percent for the prior quarter ended Nov. 30, 2008.

We paid a distribution of $0.40 per common share ($1.60 annualized) to our stockholders on March 02, 2009. This is a decrease of $0.03, or 7.0 percent, as compared to the prior quarter, and represents an annualized yield of 12.1 percent based on the closing price of $13.25 on March 02, 2009. Based upon our current expectations, we believe our portfolio companies will continue to pay us distributions which will allow quarterly distributions to our stockholders of not less than $0.38 during fiscal year 2009.

Additional information about our financial performance and use of leverage is available in the Management’s Discussion of this report.

Conclusion

We believe we have defensively positioned our portfolio to anticipate a weaker than normal period by investing in high quality companies that will provide modest distribution growth. Despite recent negative events, our long-term focus allows us to take advantage of short-term price dislocations and invest in companies with enduring fee-based cash flows. Please plan to join us for our Annual Stockholders’ Meeting on May 22, 2009 at 9 a.m. central time at our offices located at 11550 Ash St. Suite 300, in Leawood, Kan. If you are unable to attend the meeting, you can join us via our Web site at www.tortoiseadvisors.com.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Energy Capital Corp.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte

(1) Lehman Brothers and Bank of America/Merrill Lynch Research

2009 1st Quarter Report	1

Key Financial Data (Supplemental Unaudited Information) (dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Operating Ratios is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Selected Operating Ratios are the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	2008				2009
	Q1(1)	Q2(1)	Q3(1)	Q4(1)	Q1(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$13,103	$12,818	$12,914	$10,781	$9,264
Dividends paid in stock	2,388	2,124	2,202	1,744	1,597
Dividends from common stock	16	16	16	—	—
Short-term interest and dividend income	308	54	46	230	35
Total from investments	15,815	15,012	15,178	12,755	10,896
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees	2,164	1,990	1,889	1,357	911
Other operating expenses	281	308	272	336	251
	2,445	2,298	2,161	1,693	1,162
Distributable cash flow before leverage costs and current taxes	13,370	12,714	13,017	11,062	9,734
Leverage costs(2)	6,068	5,719	4,949	4,167	1,769
Current income tax expense	165	165	165	165	16
Distributable Cash Flow(3)	$7,137	$6,830	$7,903	$6,730	$7,949

Distributions paid on common stock	$7,267	$7,311	$7,485	$7,512	$6,988
Distributions paid on common stock per share	0.4175	0.4200	0.4300	0.4300	0.4000
Payout percentage for period(4)	101.8%	107.0%	94.7%	111.6%	87.9%
Net realized gain (loss), net of income taxes	4,408	4,201	(1,592)	(20,895)	(14,383)
Total assets, end of period	875,529	852,998	776,015	413,669	446,491
Average total assets during period(5)	930,626	850,874	807,580	607,056	427,616
Leverage (long-term debt obligations, preferred stock and short-term borrowings)(6)	313,550	302,650	300,000	185,000	185,000
Leverage as a percent of total assets	35.8%	35.5%	38.7%	44.7%	41.4%
Unrealized appreciation (depreciation) net of income taxes, end of period	110,033	113,404	82,118	(69,407)	(20,790)
Net assets, end of period	458,181	453,390	409,175	224,483	251,975
Average net assets during period(7)	469,388	443,559	409,884	285,225	235,948
Net asset value per common share	26.32	26.05	23.51	12.85	14.42
Market value per share	25.59	25.77	25.31	11.11	15.85
Shares outstanding	17,406,086	17,406,086	17,406,086	17,470,673	17,470,673

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments	6.83%	7.02%	7.48%	8.45%	10.33%
Operating expenses before leverage costs and current taxes	1.06%	1.07%	1.06%	1.12%	1.10%
Distributable cash flow before leverage costs and current taxes	5.77%	5.95%	6.42%	7.33%	9.23%
As a Percent of Average Net Assets
Distributable Cash Flow(3)	6.12%	6.13%	7.67%	9.49%	13.66%

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, recurring agent fees, interest rate swap expenses and distributions to preferred stockholders.
(3)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions, the value of paid-in-kind distributions, premium on redemption of long-term debt obligations, non-recurring agent fees and amortization of debt issuance costs; and decreased by distributions to preferred stockholders, current taxes paid, and realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Distributions paid as a percentage of Distributable Cash Flow.
(5)	Computed by averaging month-end values within each period.
(6)	There were no outstanding borrowings on the short-term credit facility as of February 28, 2009.
(7)	Computed by averaging daily values within each period.
(8)	Annualized for periods less than one full year. Operating ratios contained in our Financial Highlights are based on net assets and include current and deferred income tax expense and leverage costs.

2	Tortoise Energy Capital Corp.

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Energy Capital Corp’s goal is to provide a growing distribution stream to our investors. We seek to provide our stockholders with an efficient vehicle to invest in the energy infrastructure sector. While we are a registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), we are not a “regulated investment company” for federal tax purposes. Our distributions do not typically generate unrelated business taxable income (UBTI) and our stock may therefore be suitable for holding by pension funds, IRAs and mutual funds, as well as taxable accounts. We invest primarily in MLPs through private and public market purchases. MLPs are publicly traded partnerships whose equity interests are traded in the form of units on public exchanges, such as the NYSE or NASDAQ.

Company Update

Market values of our MLP investments increased during 1st quarter 2009 from their levels at November 30, 2008, having a positive impact on our capital structure and increasing the existing cushion on our leverage coverage ratios. We have entered into a 90-day extension of our bank credit facility and are confident that we will finalize a longer-term facility during 2nd quarter 2009. Additional information on our leverage is disclosed below and in our Notes to Financial Statements. The impact of portfolio sales in fiscal year 2008 to fund completed leverage reductions is reflected in decreased revenues, operating expenses and leverage costs.

As outlined in our letter to stockholders, we continue to position our portfolio investments to manage through this difficult period. While we expect the current year to be challenging for almost every industry, including the energy infrastructure sector, we continue to believe the flow of energy commodities remains critical to our economy and that the long-term prospect for MLPs is attractive.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments, tax matters and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

Our portfolio generates cash flow from which we pay distributions to stockholders. Our Board of Directors considers our distributable cash flow (“DCF”) in determining distributions to stockholders. Our Board of Directors reviews the distribution rate quarterly, and may adjust the quarterly distribution throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly distributions. We have targeted to pay at least 95 percent of DCF on an annualized basis.

Determining DCF

DCF is simply distributions received from investments less expenses. The total distributions received from our investments include the amount received by us as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Each are summarized for you in the table on page 2 and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and, distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, recurring agent fees, distributions to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs, as well as current taxes paid.

Distributions Received from Investments

Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow distributions to our stockholders, we evaluate each holding based upon its contribution to our investment income, our expectation for its growth rate, and its risk relative to other potential investments.

We concentrate on MLPs we believe can expect an increasing demand for services from economic and population growth. We seek well-managed businesses with hard assets and stable recurring revenue streams. Our focus remains primarily on investing in fee-based service providers that operate long-haul, interstate pipelines. We further diversify among issuers, geographies and energy commodities to seek a distribution payment which approximates an investment directly in energy infrastructure MLPs. In addition, most energy infrastructure companies are regulated and utilize an inflation escalator index that factors in inflation as a cost pass-through. So, over the long-term, we believe MLPs’ distributions will outpace inflation and interest rate increases, and produce positive returns. However, during the last year the economy has been retrenching. Many economists are forecasting a decline in consumer and capital spending which may lead some MLPs to slow distribution growth or possibly reduce distributions.

Total distributions received from our investments for the 1st quarter 2009 was approximately $10.9 million, representing a 31 percent decrease as compared to 1st quarter 2008 and a 15 percent decrease as compared to 4th quarter 2008. These changes reflect the result of net portfolio sales over the last 12 months to fund leverage redemptions and net distribution increases from our MLP investments.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.10 percent of average total assets for the 1st quarter 2009 as compared to 1.06 percent for the 1st quarter 2008 and 1.12 percent for the 4th quarter 2008. Advisory fees for the 1st quarter 2009 decreased 33 percent from 4th quarter 2008, as a result of reduced average managed assets. If yields on our MLP investments revert more to their historical norm, all else being equal, MLP asset values will increase as will our managed assets and advisory fees. Other operating expenses, primarily professional fees and administrator fees, decreased 25 percent during the same period reflecting the non-recurring expenses associated with the reduction of leverage during the 4th quarter and reduced average managed assets.

Leverage costs consist of four major components: (1) the direct interest expense on our Tortoise Notes and short-term credit facility; (2) the agent fees, which are the marketing and rating agency costs for the leverage; (3) the realized and unrealized gain or loss on interest rate swap settlements (if any); and (4) distributions to preferred stockholders.

Total leverage costs for DCF purposes were approximately $1.8 million for the 1st quarter 2009 as compared to $6.1 million for the 1st quarter 2008 and $4.2 million for the 4th quarter 2008, as detailed below.

	1Q 08	4Q 08	1Q 09
Interest expense	$3,762,810	$2,692,964	$1,383,996
Agent fees	186,916	30,727	24,158
Net realized and unrealized loss
on interest rate swap settlements	347,399	—	—
Distributions to preferred stockholders	1,770,699	1,442,896	361,368
Total leverage costs	$6,067,824	$4,166,587	$1,769,522
Average outstanding leverage (in millions)	$361.1	$276.8	$185.0

2009 1st Quarter Report	3

Management’s Discussion (Unaudited) (Continued)

The average annualized total cost of leverage (total leverage costs divided by average outstanding leverage) was 3.88 percent for the 1st quarter 2009 as compared to 6.05 percent for the 4th quarter 2008, and 6.76 percent for 1st quarter 2008. The decrease of 217 basis points from 4th quarter 2008 to 1st quarter 2009 is the result of lower LIBOR-based borrowing costs on our auction rate preferred.

Our effective cost of leverage as of February 28, 2009 was 3.40 percent including the $90 million aggregate Series D, E and F Notes (weighted average maturity of approximately 4.6 years), $95 million notional amount of outstanding auction rate preferred shares, and agent fees. This 48 basis point decrease as compared to the 1st quarter 2009 is the result of lower LIBOR-based borrowing costs on our auction rate preferred. This all-in rate will vary as Notes are redeemed or mature and as our auction rate securities are reset every 7 or 28 days.

At February 28, 2009, borrowing costs on our 7 and 28 day auction rate preferred reflected LIBOR of 0.369 percent and 0.474 percent, respectively. In recent months, both the 1-week and 1-month rates have been less than 0.50 percent, substantially decreasing our current cost of leverage. We expect these rates to return to higher levels as economic conditions improve and LIBOR increases to more historical levels.

In 2008, our auctions, like most others, began resetting at their maximum rate, which in our case has been 200 percent of the applicable LIBOR. Additional information on our leverage is included in the Liquidity and Capital Resources section below.

At February 28, 2009, approximately 49 percent of our leverage was at a fixed rate. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

Distributable Cash Flow

For 1st quarter 2009, our DCF was approximately $7.9 million, an increase of 11 percent as compared to 1st quarter 2008 and 18 percent as compared to 4th quarter 2008. These changes are the net result of lower total distributions received from investments which were more than offset by reduced expenses, as outlined above. We paid a distribution of $7.0 million, or 87.9 percent of DCF, during the quarter. On a per share basis, we declared a $0.40 distribution on February 12, 2009. This is a decrease of $0.0175 or 4.2 percent as compared to 1st quarter 2008 and $0.03 or 7.0 percent as compared to 4th quarter 2008.

Factoring in portfolio sales in fiscal year 2008 to fund leverage reductions, moderate to no increases in projected distribution income from MLPs, operating expense projections and a more normalized cost of leverage, we currently expect to pay quarterly distributions to our stockholders of not less than $0.38 during fiscal year 2009. This represents a current estimate and subject to change based upon actual results and Board approval.

Liquidity and Capital Resources

We had total assets of $446 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables, net deferred tax asset and any expenses that may have been prepaid. During 1st quarter 2009, total assets increased from $414 million to $446 million, an increase of $32 million. This change was primarily the result of unrealized appreciation of investments during the quarter.

Total leverage outstanding at February 28, 2009 of $185 million is comprised of $90 million in senior notes and $95 million in preferred shares. Total leverage represented 41.4 percent of total assets, above our target ratio of 33 percent of total assets, but a decrease of 3.3 percent as compared to November 30, 2008. Our leverage ratio is impacted by increases or decreases in MLP values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Subsequent to quarter-end, we entered into a 90-day extension of our bank credit facility. Terms of the extension provide for an unsecured facility of up to $40 million. During the extension, outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent with a fee of 0.25 percent on any unused balance. The expiring facility provided up to $92.5 million in credit availability, with outstanding balances generally accruing at a variable rate equal to one-month LIBOR plus 0.75 percent and a fee of 0.15 percent on any unused balance. We reduced the amount of the facility to $40 million to reflect our anticipated borrowing needs over the near term and expect to finalize a longer-term credit facility during 2nd quarter 2009.

We have used leverage to acquire MLPs consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Under the 1940 Act, we may not pay distributions to our common stockholders if we do not meet a 300 percent asset coverage ratio for debt and 200 percent asset coverage ratio for debt and preferred shares after payment of the distribution, and we may not pay distributions on our preferred shares if we fail to meet a 200 percent asset coverage ratio on our debt. Under the agreement with our bank lenders, if portfolio values decline such that we no longer meet the asset coverage ratios under the 1940 Act, we must repay a portion of our bank line until we meet the coverage requirement. Further, under the terms of our institutional senior notes and preferred shares, if we fail to meet basic maintenance ratios as of any valuation date (generally Fridays) or fail to satisfy the 1940 Act asset coverage as of the last business day of any month, we could be subject to mandatory redemption of the senior notes or preferred shares if such failure is not waived or cured. In some cases we may be delayed in paying common stock or preferred share distributions until such coverage ratios can be met.

As disclosed in Section 18 of the 1940 Act, the 300 percent asset coverage ratio for debt is equal to total assets less all liabilities and indebtedness not represented by debt divided by debt. The 200 percent asset coverage ratio for preferred shares is equal to the same numerator as the 300 percent test divided by the sum of debt and preferred shares. Deferred tax assets are a component of total assets in calculation of these ratios. Our coverage ratios are currently updated each week and available on our web site at www.tortoiseadvisors.com.

Taxation of our Distributions and Deferred Taxes

We invest in partnerships which generally have larger distributions of cash than the accounting income which they generate. Accordingly, the distributions include a return of capital component for accounting and tax purposes. Distributions declared and paid by us in a year generally differ from taxable income for that year, as such distributions may include the distribution of current year taxable income or return of capital.

The taxability of the distribution you receive depends on whether we have annual earnings and profits. If so, those earnings and profits are first allocated to the preferred shares and then to the common shares.

In the event we have earnings and profits allocated to the common shares, all or a portion of our distribution will be taxable at the 15 percent Qualified Dividend Income (“QDI”) rate, assuming various holding requirements are met by the stockholder. The portion of our distribution that is taxable may vary for either of two reasons: first, the characterization of the distributions we receive from MLPs could change annually based upon the K-1s we receive and become less return of capital and more in the form of income. Second, we could sell an MLP investment and realize a gain or loss at any time. It is for these reasons that we inform you of the tax treatment after the close of each year as the ultimate result is undeterminable until the year is over.

For book and tax purposes, distributions to stockholders for the fiscal year ended 2008 were comprised of 100 percent return of capital. We currently expect that a portion of our 2009 distributions will consist of return of capital, although the ultimate determination will not be made until January 2010, after determining our earnings and profits.

The unrealized gain or loss we have in the portfolio is reflected in the Statement of Assets and Liabilities. At February 28, 2009, our investments at value are $417 million, with an adjusted cost of $454 million. The $37 million difference reflects unrealized depreciation that would be realized for financial statement purposes if those investments were sold at those values. The Statement of Assets and Liabilities reflects either a deferred tax liability or deferred tax asset depending primarily upon unrealized gains (losses) on investments, realized gains (losses) on investments and net operating losses. At February 28, 2009, the balance sheet reflects a net deferred tax asset of approximately $29 million or $1.65 per share.

The net deferred tax asset of approximately $29 million reflects the net benefit we have determined will be realized in future periods under generally accepted accounting principles. Realization of a deferred tax asset is dependent on whether there will be sufficient future taxable income within the carryforward periods to realize a portion or all of the deferred tax benefit. The carryforward period for ordinary losses to offset ordinary income is 20 years while capital losses can be carried forward 5 years to offset capital gains. A valuation allowance against the deferred tax asset is needed when, based on the weight of the available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our valuation allowance policy is in conformity with generally accepted accounting principles and is based upon our estimation of potential future taxable income. If we do not believe we can use a deferred tax asset in a relatively short period, in our case three years or less, we create a valuation allowance against the current gross deferred tax asset. At February 28, 2009, we had a gross deferred tax asset of approximately $33 million, against which we provided a valuation allowance of approximately $4 million resulting in a net deferred tax asset of approximately $29 million. Our Adviser does not charge an advisory fee based upon net deferred tax assets. Details of our deferred taxes are disclosed in Note 5 in our Notes to Financial Statements.

4	Tortoise Energy Capital Corp.

Schedule of Investments February 28, 2009
(Unaudited)

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 156.8%(1)

Crude/Refined Products Pipelines — 83.2%(1)
United States — 83.2%(1)
Buckeye Partners, L.P.	100,632	$3,974,964
Enbridge Energy Partners, L.P.	659,157	18,766,200
Enbridge Energy Partners, L.P.(2)(3)	333,606	9,421,046
Holly Energy Partners, L.P.	26,453	674,023
Kinder Morgan Management, LLC(3)	928,217	38,725,213
Magellan Midstream Partners, L.P.	636,738	20,248,268
NuStar Energy L.P.	615,763	28,411,305
Plains All American Pipeline, L.P.	933,179	35,964,719
SemGroup Energy Partners, L.P.	436,674	1,200,854
Sunoco Logistics Partners L.P.	764,713	42,051,568
TEPPCO Partners, L.P.	443,491	10,093,855
		209,532,015
Natural Gas/Natural Gas Liquids Pipelines — 49.4%(1)
United States — 49.4%(1)
Boardwalk Pipeline Partners, LP	433,173	9,139,950
El Paso Pipeline Partners, L.P.	817,426	14,411,220
Energy Transfer Equity, L.P.	314,061	6,165,017
Energy Transfer Partners, L.P.	671,538	24,316,391
Enterprise GP Holdings L.P.	282,774	5,533,887
Enterprise Products Partners L.P.	1,069,167	23,072,624
ONEOK Partners, L.P.	130,822	5,542,928
Spectra Energy Partners, LP	256,165	5,681,740
TC PipeLines, LP	887,700	22,964,799
Williams Pipeline Partners L.P.	481,642	7,638,842
		124,467,398
Natural Gas Gathering/Processing — 17.3%(1)
United States — 17.3%(1)
Copano Energy, L.L.C.	984,736	14,002,946
Crosstex Energy, L.P.	45,820	158,537
Crosstex Energy, L.P.(2)(4)	581,301	2,092,684
DCP Midstream Partners, LP	255,000	2,748,900
Duncan Energy Partners L.P.	250,700	4,088,917
Exterran Partners, L.P.	209,900	2,571,275
MarkWest Energy Partners, L.P.	1,405,456	15,122,707
Targa Resources Partners LP	97,783	827,244
Western Gas Partners LP	141,430	2,074,778
		43,687,988
Propane Distribution — 4.0%(1)
United States — 4.0%(1)
Inergy, L.P.	451,250	10,162,150
Shipping — 2.9%(1)
Republic of the Marshall Islands — 0.7%(1)
Teekay LNG Partners L.P.	98,200	1,807,862
United States — 2.2%(1)
K-Sea Transportation Partners L.P.	330,997	5,527,650
		7,335,512
Total Master Limited Partnerships and
Related Companies (Cost $432,353,443)		395,185,063
Short-Term Investments — 8.8%(1)
United States Investment Companies — 8.8%(1)
AIM Short-Term Treasury Fund —
Institutional Class, 0.28%(5)	157,668	157,668
First American Government Obligations Fund —
Class Y, 0.27%(5)	2,897,613	2,897,613
Merrill Lynch Premier Institutional Fund, 0.94%(5)	19,025,926	19,025,926
Total Short-Term Investments
(Cost $22,081,207)		22,081,207
Total Investments — 165.6%(1)
(Cost $454,434,650)		417,266,270
Other Assets and Liabilities — 7.8%(1)		19,708,406
Long-Term Debt Obligations — (35.7%)(1)		(90,000,000)
Preferred Shares at Redemption Value — (37.7%)(1)		(95,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$251,974,676

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $11,513,730, which represents 4.6% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind.
(4)	Non-income producing.
(5)	Rate indicated is the current yield as of February 28, 2009.

See accompanying Notes to Financial Statements.

2009 1st Quarter Report	5

Statement of Assets & Liabilities February 28, 2009
(Unaudited)

Assets
Investments at fair value (cost $454,434,650)	$417,266,270
Receivable for investments sold	27,629
Dividend receivable	795
Deferred tax asset	28,741,994
Prepaid expenses and other assets	453,815
Total assets	446,490,503
Liabilities
Payable to Adviser	627,746
Distributions payable to common stockholders	6,988,269
Distributions payable to preferred stockholders	9,615
Accrued expenses and other liabilities	1,345,503
Current tax liability	544,694
Long-term debt obligations	90,000,000
Total liabilities	99,515,827
Preferred Stock
$25,000 liquidation value per share applicable to
3,800 outstanding shares (4,400 shares authorized)	95,000,000
Net assets applicable to common stockholders	$251,974,676
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 17,470,673 shares issued
and outstanding (100,000,000 shares authorized)	$17,471
Additional paid-in capital	311,719,500
Accumulated net investment loss, net of income taxes	(34,261,484)
Accumulated realized loss, net of income taxes	(6,624,596)
Net unrealized depreciation of investments, net of income taxes	(18,876,215)
Net assets applicable to common stockholders	$251,974,676
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$14.42

Statement of Operations Period from December 1, 2008 through February 28, 2009
(Unaudited)

Investment Income
Distributions from master limited partnerships	$9,264,498
Less return of capital on distributions	(7,985,316)
Net distributions from master limited partnerships	1,279,182
Dividends from money market mutual funds	34,986
Total Investment Income	1,314,168
Operating Expenses
Advisory fees	911,203
Professional fees	99,301
Administrator fees	38,558
Directors’ fees	28,997
Reports to stockholders	23,111
Registration fees	16,591
Fund accounting fees	13,545
Custodian fees and expenses	8,694
Stock transfer agent fees	2,245
Other expenses	20,046
Total Operating Expenses	1,162,291
Interest expense	1,383,996
Agent fees	24,158
Amortization of debt issuance costs	15,659
Total Interest, Agent and Debt Issuance Costs	1,423,813
Total Expenses	2,586,104
Net Investment Loss, before Income Taxes	(1,271,936)
Current tax expense	(127,531)
Deferred tax benefit	93,249
Income tax benefit, net	(34,282)
Net Investment Loss	(1,306,218)
Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments, before income taxes	(14,926,473)
Deferred tax benefit	543,395
Net realized loss on investments	(14,383,078)
Net unrealized appreciation of investments, before income taxes	52,439,510
Deferred tax expense	(1,909,050)
Net unrealized appreciation of investments	50,530,460
Net Realized and Unrealized Gain on Investments	36,147,382
Distributions to Preferred Stockholders	(361,368)
Net Increase in Net Assets Applicable to Common
Stockholders Resulting from Operations	$34,479,796

See accompanying Notes to Financial Statements.

6	Tortoise Energy Capital Corp.

Statement of Changes in Net Assets

	Period from
	December 1, 2008
	through	Year Ended
	February 28, 2009	November 30, 2008
	(Unaudited)
Operations
Net investment loss	$(1,306,218)	$(14,757,582)
Net realized loss on investments and interest rate swaps	(14,383,078)	(13,878,321)
Net unrealized appreciation (depreciation) of investments and interest rate swap contracts	50,530,460	(196,524,707)
Distributions to preferred stockholders	(361,368)	(6,161,055)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	34,479,796	(231,321,665)
Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(6,988,269)	(29,574,603)
Total distributions to common stockholders	(6,988,269)	(29,574,603)
Capital Stock Transactions
Underwriting discounts and offering expenses associated with the issuance of preferred stock	—	(14,000)
Issuance of 64,587 common shares from reinvestment of distributions to stockholders	—	1,525,365
Net increase in net assets, applicable to common stockholders, from capital stock transactions	—	1,511,365
Cumulative effect of adopting Financial Accounting Standards Board Interpretation No. 48 (Note 5)	—	(776,852)
Total increase (decrease) in net assets applicable to common stockholders	27,491,527	(260,161,755)
Net Assets
Beginning of period	224,483,149	484,644,904
End of period	$251,974,676	$224,483,149
Accumulated net investment loss, net of income taxes, at the end of period	$(34,261,484)	$(32,955,266)

See accompanying Notes to Financial Statements.

2009 1st Quarter Report	7

Statement of Cash Flows Period from December 1, 2008 through February 28, 2009
(Unaudited)

Cash Flows From Operating Activities
Distributions received from master
limited partnerships	$9,264,498
Dividend income received	39,736
Proceeds from sales of long-term investments	14,784,789
Purchases of short-term investments, net	(19,527,197)
Interest expense paid	(1,515,714)
Income taxes paid	(141,974)
Operating expenses paid	(1,309,975)
Net cash provided by operating activities	1,594,163
Cash Flows From Financing Activities
Distributions paid to common stockholders	(1,154,203)
Distributions paid to preferred stockholders	(570,766)
Net cash used in financing activities	(1,724,969)
Net decrease in cash	(130,806)
Cash — beginning of period	130,806
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net cash
provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$34,479,796
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Return of capital on distributions received	7,985,316
Proceeds from sales of long-term investments	3,901,820
Purchases of short-term investments, net	(19,527,197)
Deferred tax expense	1,272,406
Net unrealized appreciation of investments	(52,439,510)
Net realized loss on investments	14,926,473
Amortization of debt issuance costs	15,659
Distributions to preferred stockholders	361,368
Changes in operating assets and liabilities:
Decrease in interest, dividend and distribution receivable	4,750
Decrease in receivable for investments sold	10,882,969
Decrease in prepaid expenses and other assets	24,864
Decrease in current tax liability	(14,442)
Decrease in payable to Adviser	(186,595)
Decrease in accrued expenses and other liabilities	(93,514)
Total adjustments	(32,885,633)
Net cash provided by operating activities	$1,594,163

See accompanying Notes to Financial Statements.

8	Tortoise Energy Capital Corp.

FINANCIAL HIGHLIGHTS
	Period from				Period from
	December 1, 2008	Year Ended	Year Ended	Year Ended	May 31, 2005(1)
	through	November 30,	November 30,	November 30,	through
	February 29, 2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$12.85	$27.84	$26.79	$23.23	$—
Public offering price	—	—	—	—	25.00
Underwriting discounts and offering costs on issuance
of common and preferred stock(3)	—	—	(0.03)	(0.06)	(1.18)
Premiums less underwriting discounts and offering costs
on offering of common stock(4)	—	—	(0.12)	—	—
Income (loss) from Investment Operations:
Net investment income (loss)(5)(6)	(0.07)	(0.89)	(0.64)	(0.36)	0.04
Net realized and unrealized gains (losses) on investments and
interest rate swap contracts(5)(6)	2.06	(12.05)	3.80	5.68	(0.05)
Total increase (decrease) from investment operations	1.99	(12.94)	3.16	5.32	(0.01)
Less Distributions to Preferred Stockholders:
Net investment income	—	—	—	—	—
Return of capital	(0.02)	(0.35)	(0.33)	(0.19)	—
Total distributions to preferred stockholders	(0.02)	(0.35)	(0.33)	(0.19)	—
Less Distributions to Common Stockholders:
Net investment income	—	—	—	—	(0.03)
Return of capital	(0.40)	(1.70)	(1.63)	(1.51)	(0.55)
Total distributions to common stockholders	(0.40)	(1.70)	(1.63)	(1.51)	(0.58)
Net Asset Value, end of period	$14.42	$12.85	$27.84	$26.79	$23.23
Per common share market value, end of period	$15.85	$11.11	$25.47	$26.50	$22.09
Total Investment Return Based on Market Value(7)	46.67%	(52.44)%	1.73%	27.67%	(8.33)%

See accompanying Notes to Financial Statements.

2009 1st Quarter Report	9

FINANCIAL HIGHLIGHTS (Continued)
	Period from				Period from
	December 1, 2008	Year Ended	Year Ended	Year Ended	May 31, 2005(1)
	through	November 30,	November 30,	November 30,	through
	February 29, 2009	2008	2007	2006	November 30, 2005
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$251,975	$224,483	$484,645	$429,010	$370,455
Ratio of expenses (including net current and deferred income tax (benefit) expense)
to average net assets(8)(9)(10)	6.85%	(21.81)%	10.51%	17.38%	1.29%
Ratio of expenses (excluding net current and deferred income tax (benefit) expense)
to average net assets(8)(10)(11)	4.44%	6.51%	4.46%	3.47%	1.39%
Ratio of net investment income (loss) to average net assets (including net current
and deferred income tax (benefit) expense)(8)(9)(10)	(4.59)%	23.33%	(9.84)%	(16.31)%	0.60%
Ratio of net investment income (loss) to average net assets (excluding net current
and deferred income tax (benefit) expense)(8)(10)(11)	(2.18)%	(4.99)%	(3.79)%	(2.40)%	0.50%
Portfolio turnover rate(8)	0.00%	6.44%	9.90%	5.56%	0.08%
Short-term borrowings, end of period (000’s)	—	—	$24,700	$28,000	—
Long-term debt obligations, end of period (000’s)	$90,000	$90,000	$190,000	$120,000	$120,000
Preferred stock, end of period (000’s)	$95,000	$95,000	$110,000	$70,000	—
Per common share amount of long-term debt obligations outstanding,
at end of period	$5.15	$5.15	$10.92	$7.49	$7.52
Per common share amount of net assets, excluding long-term debt obligations,
at end of period	$19.57	$18.00	$38.76	$34.28	$30.75
Asset coverage, per $1,000 of principal amount of long-term debt obligations
and short-term borrowings(12)	$4,855	$4,550	$3,770	$4,372	$4,087
Asset coverage ratio of long-term debt obligations and short-term borrowings(12)	486%	455%	377%	437%	409%
Asset coverage, per $25,000 liquidation value per share of preferred stock(13)	$91,309	$84,075	$135,147	$178,218	—
Asset coverage, per $25,000 liquidation value per share of preferred stock(14)	$59,051	$55,336	$62,315	$74,198	—
Asset coverage ratio of preferred stock(14)	236%	221%	249%	297%	—

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Represents the issuance of preferred stock for the years ended November 30, 2007 and 2006. Represents the issuance of common stock for the period from May 31, 2005 through November 30, 2005.
(4)	Represents the premium on the shelf offering of less than $0.01 per share, less the underwriting and offering costs of $0.13 per share.
(5)	The per common share data for the periods ended November 30, 2008, 2007, 2006 and 2005 do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2C to the financial statements for further disclosure.
(6)	The per common share data for the year ended November 30, 2008 reflects the cumulative effect of adopting FIN 48, which was a $776,852 increase to the beginning balance of accumulated net investment loss, or $(0.04) per share. See Note 5 to the financial statements for further disclosure.
(7)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	For the period from December 1, 2008 through February 28, 2009, the Company accrued $127,531 for current tax expense and $1,272,406 for net deferred income tax expense. For the year ended November 30, 2008, the Company accrued $427,891 for current tax expense and $114,309,765 for net deferred income tax benefit. The Company accrued $30,376,674 and $54,292,114 for the years ended November 30, 2007 and 2006, respectively, for current and deferred income tax expense. For the period from May 31, 2005 through November 30, 2005, the Company accrued $192,462 in net deferred income tax benefit.
(10)	The expense ratios and net investment income (loss) ratios do not reflect the effect of distributions to preferred stockholders.
(11)	This ratio excludes the impact of current and deferred income taxes.
(12)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by long-term debt obligations and short-term borrowings outstanding at the end of the period.
(13)	Represents value of total assets less all liabilities and indebtedness not represented by preferred stock at the end of the period divided by preferred stock outstanding at the end of the period, assuming the retirement of all long-term debt obligations and short-term borrowings.
(14)	Represents value of total assets less all liabilities and indebtedness not represented by long-term debt obligations, short-term borrowings and preferred stock at the end of the period divided by the sum of long-term debt obligations, short-term borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

10	Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) February 28, 2009

1. Organization

Tortoise Energy Capital Corporation (the “Company”) was organized as a Maryland corporation on March 4, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in the energy infrastructure sector. The Company received the proceeds of its initial public offering and commenced operations on May 31, 2005. The Company’s stock is listed on the New York Stock Exchange under the symbol “TYY.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price of that exchange that it considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the bid and ask price on such day.

The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using a fair value procedure.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Effective December 1, 2007, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with U.S. generally accepted accounting principles and expands disclosures about fair value measurements. SFAS 157 is applicable in conjunction with other accounting pronouncements that require or permit fair value measurements, but does not expand the use of fair value to any new circumstances. More specifically, SFAS 157 emphasizes that fair value is a market based measurement, not an entity-specific measurement, and sets out a fair value hierarchy with the highest priority given to quoted prices in active markets and the lowest priority to unobservable inputs. The Company’s adoption of SFAS 157 did not have a material impact on its financial condition or results of operations. See Note 6 — Fair Value of Financial Instruments for further disclosure.

The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts based on dealer quotations, if available, or using industry-accepted models which discount the estimated future cash flows derived from the stated terms of the interest rate swap agreement and use a discount rate based on interest rates currently available in the market.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend and distribution income is recorded on the ex-dividend date. Distributions received from the Company’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLP. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2008 through February 28, 2009, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company has estimated the allocation of distributions to be approximately 14 percent investment income and approximately 86 percent return of capital.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the year ended November 30, 2008 and the period ended February 28, 2009, the Company’s distributions for book purposes were comprised of 100 percent return of capital. For the year ended November 30, 2008, the Company’s distributions for tax purposes were comprised of 100 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2009.

Distributions to preferred stockholders are based on variable rates set at auctions, normally held every 7 or 28 days unless a special rate period is designated. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. Distributions to preferred stockholders are accrued on a daily basis for the subsequent rate period at a rate determined on the auction date. Distributions to preferred stockholders are payable on the first day following the end of the rate period or the first day of month if the rate period is longer than one month. For the year ended November 30, 2008 and the period ended February 28, 2009, the Company’s distributions for book purposes were comprised of 100 percent return of capital. The tax character of distributions paid for the current year will be determined subsequent to November 30, 2009.

2009 1st Quarter Report	11

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

E. Federal Income Taxation

The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35 percent; however, the Company anticipates a marginal effective rate of 34.5 percent due to expectations of the level of taxable income relative to the federal graduated tax rates, including the tax rate anticipated when temporary differences reverse. The Company may be subject to a 20 percent federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Company’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

F. Organization Expenses, Offering and Debt Issuance Costs

The Company is responsible for paying all organizational expenses, which were expensed as incurred. Offering costs related to the issuance of common and preferred stock is charged to additional paid-in capital when the stock is issued. Debt issuance costs related to long-term debt obligations are capitalized and amortized over the period the debt is outstanding.

G. Derivative Financial Instruments

The Company may use derivative financial instruments (principally interest rate swap contracts) in an attempt to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period and amounts accrued under the derivative instruments included as unrealized gains or losses in the accompanying Statement of Operations. Monthly cash settlements under the terms of the derivative instruments and termination of such contracts are recorded as realized gains or losses in the accompanying Statement of Operations.

On December 1, 2008, the Company adopted the Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161 (“SFAS 161”), Disclosures about Derivative Instruments and Hedging Activities – an amendment to FASB Statement No. 133. SFAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The Company does not have any outstanding derivative instruments at February 28, 2009 and the adoption of SFAS 161 did not have an impact on the Company’s financial statements and related disclosures.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnifications to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration of Risk

The Company’s investment objective is to seek a high level of total return with an emphasis on current distributions paid to its stockholders. Under normal circumstances, the Company will have at least 80 percent of its net assets, plus any borrowings for investment purposes, invested in equity securities of entities in the energy sector and at least 80 percent of its total assets in equity securities of MLPs and their affiliates in the energy infrastructure sector. The Company will not invest more than 15 percent of its total assets in any single issuer as of the time of purchase. The Company may invest up to 50 percent of its total assets in restricted securities, all of which may be illiquid securities. The Company may invest up to 20 percent of its total assets in debt securities, including securities rated below investment grade. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided.

The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015 percent on the first $100,000,000 of the Company’s portfolio assets and 0.01 percent on the balance of the Company’s portfolio assets.

12	Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

5. Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company’s deferred tax assets and liabilities as of February 28, 2009, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$32,429,386
Net unrealized losses on investment securities	13,681,680
Capital loss	2,982,265
Deferred expense associated with interest rate swap terminations	1,400,297
Organization costs	16,965
Subtotal	50,510,593
Valuation allowance	(3,863,970)
46,646,623
Deferred tax liabilities:
Basis reduction of investment in MLPs	17,904,629
Total net deferred tax asset	$28,741,994

At February 28, 2009, the Company has recorded a valuation allowance in the amount of $3,863,970 for a portion of its deferred tax asset which it does not believe will, more likely than not, be realized. The Company estimates, based on existence of sufficient evidence, primarily regarding the amount and timing of distributions to be received from portfolio companies, the ability to realize the remainder of its deferred tax assets. Any adjustments to those estimates will be made in the period such determination is made.

Management determined that no reserve for unrecognized tax benefits is necessary when temporary differences represent net future deductible amounts rather than net future taxable amounts. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. No interest or penalties were accrued at February 28, 2009. All tax years since inception remain open to examination by federal and state tax authorities.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 34.5 percent to net investment loss, realized loss and unrealized gains on investments before taxes for the period ended February 28, 2009, as follows:

Application of statutory income tax rate	$12,503,180
State income taxes, net of federal tax benefit	837,169
Foreign taxes, net of federal tax benefit	80,587
Change in valuation allowance	(12,020,999)
Total income tax expense	$1,399,937

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate.

For the period from December 1, 2008 to February 28, 2009, the components of income tax expense include current foreign tax expense of $127,531, and deferred federal and state income tax expense (net of federal tax benefit) of $1,192,557 and $79,849, respectively. The deferred income tax expense of $1,272,406 for the period ended February 28, 2009 is net of the reduction in valuation allowance of $12,020,999.

As of November 30, 2008, the Company had a net operating loss for federal income tax purposes of approximately $79,225,000. The net operating loss may be carried forward for 20 years. If not utilized, this net operating loss will expire as follows: $555,000, $18,479,000, $18,374,000 and $41,817,000 in the years ending November 30, 2025, 2026, 2027 and 2028, respectively. The amount of the deferred tax asset for the net operating loss at February 28, 2009 also includes an amount for the period from December 1, 2008 through February 28, 2009. For the period ended February 28, 2009, the Company had a capital loss of approximately $8,000,000 for federal income tax purposes. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. This capital loss may be carried forward 5 years and, accordingly, would expire as of November 30, 2014.

As of February 28, 2009, the aggregate cost of securities for federal income tax purposes was $405,793,986. At February 28, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $25,360,897, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $13,888,613 and the net unrealized appreciation was $11,472,284.

6. Fair Value of Financial Instruments

Various inputs are used in determining the value of the Company’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of February 28, 2009. These assets are measured on a recurring basis.

Fair Value Measurements at Reporting Date Using
		Quoted Prices in		Significant
		Active Markets for	Significant Other	Unobservable
	Fair Value at	Identical Assets	Observable Inputs	Inputs
Description	February 28, 2009	(Level 1)	(Level 2)	(Level 3)
Investments	$417,266,270	$405,752,540	$9,421,046	$2,092,684

Fair Value Measurements Using Significant Unobservable Inputs
(Level 3) for Investments
For the period from
December 1, 2008 through
February 28, 2009
Fair value beginning balance	$3,313,416
Total unrealized losses included in net increase in net assets
applicable to common stockholders	(1,220,732)
Net purchases, issuances and settlements	—
Return of capital adjustments impacting cost basis of security	—
Transfers into Level 3	—
Fair value ending balance	$2,092,684

The Company utilizes the beginning of reporting period method for determining transfers into or out of Level 3. Accordingly, this method is the basis for presenting the rollforward in the preceding table. Under this method, the fair value of the asset at the beginning of the period will be disclosed as a transfer into or out of Level 3, gains or losses for an asset that transfers into Level 3 during the period will be included in the reconciliation, and gains or losses for an asset that transfers out of Level 3 will be excluded from the reconciliation.

2009 1st Quarter Report	13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the number of units held, acquisition date, acquisition cost, fair value per share and percent of net assets which the securities comprise at February 28, 2009.

					Fair	Fair
					Value	Value as
		Number	Acquisition	Acquisition	Per	Percent of
Investment Security		of Shares	Date	Cost	Share	Net Assets
Crosstex Energy, L.P.	Series D Subordinated Units	581,301	3/23/07	$15,000,007	$3.60	0.8%
Enbridge Energy Partners, L.P.	Class C Common Units	333,606	4/02/07	15,000,000	28.24	3.8
				$30,000,007		4.6%

8. Investment Transactions

For the period ended February 28, 2009, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $0 and $3,901,820 (excluding short-term debt securities), respectively.

9. Long-Term Debt Obligations

The Company has $90,000,000 aggregate principal amount of private senior notes, Series D, Series E and Series F (collectively, the “Notes”) outstanding.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred stock; (2) senior to all of the Company’s outstanding common stock; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Estimated fair values of the Notes were calculated using the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the average spread between the fixed rates and the AAA corporate finance debt rate. At February 28, 2009, the total spread was applied to the equivalent U.S. Treasury rate for the series and future cash flows were discounted to determine the estimated fair value. The following table shows the issue date, maturity date, notional/carrying amount, estimated fair value and fixed rate as of February 28, 2009 for each series of Notes outstanding at February 28, 2009.

			Notional/
	Issue	Maturity	Carrying	Estimated	Fixed
Series	Date	Date	Amount	Fair Value	Rate
Series D	December 21, 2007	December 21, 2014	$39,400,000	$36,907,531	6.07%
Series E	June 17, 2008	June 17, 2011	15,900,000	15,807,659	5.56%
Series F	June 17, 2008	June 17, 2013	34,700,000	33,462,880	6.02%
			$90,000,000	$86,178,070

10. Preferred Stock

The Company has 4,400 authorized shares of Money Market Preferred (“MMP”) Stock, of which 3,800 shares are currently outstanding. The MMP Stock has rights determined by the Board of Directors. The holders of MMP Stock have voting rights equal to the holders of common stock (one vote per MMP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.

The MMP Stock has a liquidation value of $25,000 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MMP Stock are entitled to receive cash distribution payments at an annual rate that may vary for each rate period as determined by the auction. In the event that there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the preferred stock, the auction fails. When an auction fails, the rate paid to continuing or new bidders is set at the maximum rate. A failed auction does not cause a mandatory redemption or affect the security’s liquidation preference. In the event of a failed auction, distributions continue to be paid at the maximum rates and times determined in the articles supplementary. The maximum rate on preferred stock based on current ratings is 200 percent of the greater of: (i) the applicable AA Composite Commercial Paper Rate or the applicable Treasury Index Rate or (ii) the applicable LIBOR as of the date of the auction. The distribution rates for the MMP I and MMP II Stock as of February 28, 2009 are 200 percent of the applicable LIBOR as of the respective auction dates.

The MMP stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Stock would be less than 200 percent. The preferred stock is also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At February 28, 2009, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its preferred stock.

At February 28, 2009, fair value of the MMP Stock approximates the carrying amount because the distribution rate fluctuates with changes in interest rates available in the current market. The table below shows the number of shares outstanding, aggregate liquidation preference, current rate as of February 28, 2009, the weighted-average rate for period ended February 28, 2009 and the typical rate period for each series of MMP Stock outstanding at February 28, 2009. The Company may designate a rate period that is different than the rate period indicated in the table below.

		Aggregate		Weighted-
	Shares	Liquidation	Current	Average
Series	Outstanding	Preference	Rate	Rate	Rate Period
MMP I Stock	2,400	$60,000,000	0.95%	1.91%	28 days
MMP II Stock	1,400	35,000,000	0.74%	0.87%	7 days
	3,800	$95,000,000

The rates in the preceding table do not include commissions paid to the auction agent, which are included in agent fees in the accompanying Statement of Operations.

14	Tortoise Energy Capital Corp.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 17,470,673 shares outstanding at February 28, 2009. Transactions in common stock for the year ended November 30, 2008 and the period ended February 28, 2009, were as follows:

Shares at November 30, 2007	17,406,086
Shares issued through reinvestment of distributions	64,587
Shares at November 30, 2008 and February 28, 2009	17,470,673

12. Credit Facility

On March 20, 2008, the Company entered into an agreement establishing an unsecured credit facility maturing on March 20, 2009. The credit agreement provides for a revolving credit facility of up to $92,500,000 that can be increased to $160,000,000 if certain conditions are met. Under the terms of the credit facility, U.S. Bank, N.A. serves as a lender and the lending syndicate agent on behalf of other lenders participating in the credit facility. Outstanding balances generally will accrue interest at a variable annual rate equal to one-month LIBOR plus 0.75 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.15 percent. The Company did not utilize the credit facility during the period ended February 28, 2009.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met.

13. Subsequent Events

On March 2, 2009, the Company paid a distribution in the amount of $0.40 per common share, for a total of $6,988,269. Of this total, the dividend reinvestment amounted to $1,089,894.

On March 20, 2009, the Company entered into an extension of its credit facility through June 20, 2009. The terms of the extension provide for an unsecured revolving credit facility of up to $40,000,000. During the extension, outstanding balances will accrue interest at a variable rate equal to one-month LIBOR plus 2.00 percent and unused portions of the credit facility will accrue a non-usage fee equal to an annual rate of 0.25 percent.

2009 1st Quarter Report	15

ADDITIONAL INFORMATION (Unaudited)

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended February 28, 2009, the aggregate compensation paid by the Company to the independent directors was $33,750. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2008 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange in 2008 the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

16	Tortoise Energy Capital Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte

Board of Directors of
Tortoise Energy Capital Corp.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Conrad S. Ciccotello
Independent

John R. Graham
Independent

Charles E. Heath
Independent

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com

Legal Counsel
Husch Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TYY

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies

				Total Assets
	Ticker/	Primary Target	Investor	as of 3/31/09
Name	Inception Date	Investments	Suitability	($ in millions)

Tortoise Energy Capital Corp.	TYY	U.S. Energy Infrastructure	Retirement Accounts	$441
	May 2005		Pension Plans
			Taxable Accounts

Tortoise Energy Infrastructure Corp.	TYG	U.S. Energy Infrastructure	Retirement Accounts	$706
	Feb. 2004		Pension Plans
			Taxable Accounts

Tortoise North American Energy Corp.	TYN	U.S. Energy Infrastructure	Retirement Accounts	$76
	Oct. 2005		Pension Plans
			Taxable Accounts

Tortoise Capital Resources Corp.	TTO	U.S. Energy Infrastructure	Retirement Accounts	$104
	Dec. 2005	Private and Micro Cap	Pension Plans	(as of 2/28/09)
	(Feb. 2007 – IPO)	Public Companies	Taxable Accounts

TYY LISTED NYSE

Tortoise Energy Capital Corp.

...Steady Wins®

Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise Energy Capital Corp.